B. Riley Investor Conference May 2012 Exhibit 99.1

CAUTIONARY STATEMENT
This presentation may contain certain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including statements with regard to the future performance of
Signature Group Holdings, Inc. (“Signature” or the “Company”). Words such as “believes,” “expects,”
“projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and such factors are identified from time to time in our filings with the Securities and Exchange Commission. Pursuant to the Private Securities Litigation
Reform Act of 1995, Signature undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future of the Company.
For more specific financial information please refer to the Company’s Annual Report on form 10-K for the year ended December 31, 2011, the Quarterly Report on form 10-Q for the quarter ended March,
31, 2012  and other SEC filings.

OVERVIEW

Signature Group Holdings, Inc.
Reorganization
On June 11, 2010, Fremont General Corporation (“Fremont”)
emerged from bankruptcy and was renamed Signature Group
Holdings, Inc.
Facilities
Headquartered in Sherman Oaks, CA
Corporate development office in New York, NY
Ticker
SGGH, traded on OTCQX
Cash
$52.8 million (1)
Assets
$139.2 million (1)
NOLs $889.9 million as of 12/31/2011 – Expire beginning in 2027 (Federal)
Shareholder Equity
$63.3 million (1)
Shares Outstanding 119,931,857 as of May 11, 2012
(1) Information provided as of March 31, 2012

HISTORY
Over the past two years we have addressed numerous legacy challenges which include:
–
Become current with our periodic reporting requirements under the Securities
Exchange Act of 1934 as amended, which included filing three Annual Reports on Form
10-K and seven Quarterly Reports on Form 10-Q within an 18 month period
–
Resolved in excess of 200 legal proceedings associated with Fremont and its subsidiaries
–
Implemented value maximizing strategies for the residential loan portfolio and other assets, including significant divestitures
–
Monitored and managed the repurchase demands relating to Fremont’s legacy residential loan sales
–
Reduced staffing and expenses associated with the Fremont legacy operations
–
Rebuilt an experienced accounting and finance team

OPERATIONS
Actively seek acquisition opportunities
–
North American Breaker Company acquired July 2011
–
Cosmed Inc. formed in February 2011 to acquire the assets of Costru, LLC
Acquire and originate debt opportunities through Signature Special Situations
Position the Company to take advantage of its net operating loss carryforwards
Legacy clean-up and wind-down of the discontinued operations

ACQUISITIONS
Target Transactions
EBITDA of $7 million to $25 million
Enterprise values up to $300
million
Equity investments up to $100
million
Larger investments are achievable
Industry agnostic
Key Acquisition Criteria
Proven and committed management
team with the ability to operate
autonomously
Market leading or niche oriented
Sustainable business that can be held
long term
Low capital expenditures

Ideal Situations
Companies that do not have a natural strategic buyer or stand alone IPO potential
Private equity or hedge fund holdings which need an exit per LP requirements
Companies with limited or declining tax deductions
Non-core divisions of larger enterprises
Family businesses seeking to diversify holdings

Signature
Group Holdings Inc.

NABCO
NORTH AMERICAN BREAKER COMPANY, INC.

NORTH AMERICAN BREAKER COMPANY
Wholly owned subsidiary acquired July 29, 2011
Aggregate purchase price consideration of approximately $36.9 million with a net cash outlay of $10.9 million after giving effect to a debt financing facility closed in September 2011
Highly profitable distributor of specialty electrical components, primarily circuit breakers, to electrical wholesalers throughout the country
–
Gross Margins approaching 40%
–
Q1 2012 over Q1 2011 sales growth of 14.9%
–
Minimal capital expenditures

Low risk business model
–
“Need it now” product
–
Operates in steady replacement market
–
Strong national market presence
Headquarters and warehouse in Burbank CA
Four regional centers - Dallas, TX, Chicago, IL, Orland, FL, Cranbury, NJ
1 day 2 days
3 days
Ground Transit Time:

SIGNATURE SPECIAL SITUATIONS
Seek debt opportunities with significant upside potential that generate high risk adjusted returns in the form of:
–
Interest Income
–
Fees
–
Recovery of discounted principal balances
–
Market value appreciation
Asset types considered include:
–
Distressed and sub-performing debt
–
Secured loans
–
Real estate mortgages
–
Corporate bonds
–
Tranche B loans
–
Public and private debt
–
Annuity streams
Positions are frequently purchased at a discount
Maintain focus on managing  downside risk and exposure

DISCONTINUED OPERATIONS – LEGACY MATTERS
Monetize assets through an actively
managed approach
– $58.0 million UPB subprime residential loan
portfolio (1)
–
$2.7 million REO prior to allowance (1)
–
$2.0 million FHLB Stock (1)
– CRA Assets
Monitor repurchase demands for
Fremont’s subprime loan originations
– Total outstanding repurchase claims of
approximately $101.7 million
(1)
–
Repurchase reserve of $8.3 million (1)
– No new demands or activity since June 2011
Manage and resolve ongoing and new
legacy related litigation
(1) As of March31, 2012

62
5
3
8
Outstanding Litigation
(Number of Cases as of 3/31/2012)
Home Borrower FIL Securitization
Fremont Employment Plaintiff - Mortgage Fraud

SIGNATURE’S MATERIAL COMPONENTS

Continuing Operations
Discontinued
Operations
Signature Special
Situations
Effective 4/1/2012
performing
residential loans
reclassified from
Disc Ops
Commercial loans
of $4.2mm and
preferred equity of
$2mm
Public bond
investment current
carrying value of
$8.1mm
NABCO
3 months ending
3/31/2012 revenue:
$7.8mm
3 months ending
3/31/2012 EBITDA:
$2.0mm
Total assets at
3/31/2012: $38.0mm
Cash
$52.8mm as of
3/31/12
NOLs
$889mm as of
12/31/11
Non-performing
LHFS
FHLB Stock
REO

June 2010
Sept 2010
Dec 2010
Mar 2011
June 2011
Sept 2011
Dec 2011
Mar 2012
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$14,000
0.02
0
-0.02
-0.04
-0.06
-0.08
-0.1
-0.12
-0.14
-0.16
Net Income (Loss) (000's)
Earnings (Loss) Per Share
($11,621)
($9,536)
($7,972)
($4,214)
($6,155)
$1,275
($3,680)
($1,246)
(0.14)
(0.09)
(0.05)
(0.04)
(0.05)
0.01
(0.03)
(0.01)
Net Income (Loss)
Earnings (Loss) per Share

QUARTERLY NET INCOME (LOSS) AND EPS 11

NON-GAAP FINANCIAL MEASURES*

(Dollars in thousands)
Three months ended March 31, 2012:
NABCO Cosmed
Net earnings (loss) $                657 $              (95)
Plus:
Interest 317 75
Income tax expense 438 3
Depreciation 15 3
Amortization of intangibles and other purchase accounting adjustments 587 18
EBITDA 2,014 4
Adjustments:
Change in fair value of contingent consideration 74 0
Reversal of accrued compensation 0 (95)
Adjusted EBITDA $            2,014 $              (91)
*See Signature’s 1
st
Quarter 10-Q for full disclosure
Evaluate operating subsidiaries based on EBITDA and Adjusted EBITDA, Non-GAAP measures
EBITDA calculated as earnings before interest, taxes, depreciation and amortization
Adjusted EBITDA then removes or adds back certain items as identified below

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except per share amounts) 2012 2011
Revenues:
Net sales 8,041 $                    546 $
Interest 731 156
Total revenues 8,772 702
Expenses:
Cost of goods sold 4,947 273
Selling, general and administrative 819 610
Compensation 2,224 279
Professional fees 1,747 1,076
Amortization of intangibles 605 26
Interest 1,113 888
Total expenses 11,455 3,152
Other income (expense):
Change in fair value of common stock warrant liability 3 801
Other (expense) income (74) 281
Total other income (expense) (71) 1,082
Loss from continuing operations before reorganization items, netand income taxes (2,754) (1,368)
Reorganization items, net 95 499
Loss from continuing operations before income taxes (2,849) (1,867)
Income tax expense (benefit) 49 (99)
Loss from continuing operations (2,898) (1,768)
Earnings (loss) from discontinued operations, net of income taxes 1,652 (2,406)
Net loss (1,246) (4,174)
Loss attributable to noncontrolling interest - 40
Net loss attributable to Signature Group Holdings, Inc. (1,246) $                   (4,214) $
EARNINGS (LOSS) PER SHARE:
Basic and diluted:
Loss from continuing operations (0.03) $                     (0.02) $
Earnings (loss) from discontinued operations, net of income taxes 0.02 (0.02)
Net loss attributable to Signature Group Holdings, Inc. (0.01) $                     (0.04) $
Three Months Ended
March 31,

CONSOLIDATED BALANCE SHEETS

March 31, December 31,
52,439
4,991
3,750
4,112
8,681
6,978
18,180
2,487
41,400
143,018
5,116
5,916
3,597
51,613
1,403
11,536
79,181
1,151
446,805
(384,315)
196
143,018
63,837
63,837
(Dollars in thousands, except per share amounts) 2012 2011
(Unaudited)
ASSETS
Cash and cash equivalents 52,688 $                  $
Investment securities, available for sale 8,116
Loans receivable, net 5,478
Trade and other receivables, net 3,925
Inventories 9,579
Intangible assets, net 6,365
Goodwill 18,180
Other assets 2,585
Assets of discontinued operations 32,249
TOTAL ASSETS 139,165 $              $
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Lines of credit 3,066 $                    $
Accrued expenses and other liabilities 5,553
Contingent consideration 3,671
Long-term debt 51,413
Common stock warrant liability 1,400
Liabilities of discontinued operations 10,759
TOTAL LIABILITIES 75,862
Commitments and contingencies
Shareholders' equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; none issued or outstanding - -
Common stock, $0.01 par value; 190,000,000 shares authorized; 119,098,524 and
117,431,856
shares issued and outstanding at March 31, 2012 and December 31,2011, respectively 1,156
Additional paid-in capital 447,151
Accumulated deficit (385,561)
Accumulated other comprehensive income 557
Total shareholders‘ equity - Signature Group Holdings, Inc. 63,303
Noncontrolling interest - -
TOTAL SHAREHOLDERS' EQUITY 63,303
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY 139,165 $              $

SEGMENT INCOME STATEMENTS

12,304
13,322
(71)
(1,089)
(1,197)
(1,246)
(1,246)
Continuing Operations
(Dollars in thousands)
Signature
Special
Situtations NABCO Cosmed
Corporate
and Other Eliminations Total
Discontinued
Operations Total
Three months ended March 31, 2012:
Revenues 870 $                   7,843 $              198 $                   163 $                   (302) $                8,772 $              3,532 $              $
Expenses 157 6,675 289 4,636 (302) 11,455 1,867
Other income (expense) - (73) (1) 3 - (71) -
Earnings (loss) before reorganization items, net
and income taxes 713 1,095 (92) (4,470) - (2,754) 1,665
Reorganization items, net
- - - 95 - 95 13 108
Earnings (loss) before income taxes and loss
attributable to noncontrolling interest 713 1,095 (92) (4,565) - (2,849) 1,652
Income tax expense (benefit)
19 438 3 (411) - 49 - 49
Net earnings (loss) 694 657 (95) (4,154) - (2,898) 1,652
Loss attributable to noncontrolling interest
- - - - - - - -
Net earnings (loss) attributable to Signature
Group Holdings, Inc.
694 $                   657 $                   (95) $                    (4,154) $             - $                    (2,898) $             1,652 $              $

SEGMENT BALANCE SHEETS

Continuing Operations
(Dollars in thousands)
Signature
Special
Situtations NABCO Cosmed
Corporate
and Other Eliminations Total
Discontinued
Operations
March 31, 2012
Cash and cash equivalents 239 $                  595 $                  73 $                     51,781 $            - $                   52,688 $            117 $
Investment securities, available for sale 8,116 - - - - 8,116 -
Loans receivable, net 5,478 - - - - 5,478 -
Trade and other receivables, net - 3,805 120 - - 3,925 -
Inventories - 8,757 822 - - 9,579 -
Intangible assets, net - 6,113 252 - - 6,365 -
Goodwill - 17,780 400 - - 18,180 -
Deferred tax assets - - - 1,791 (1,791) - -
Loans held for sale, net - - - - - - 26,000
Commercial real estate investments - - - - - - 110
Real estate owned, net - - - - - - 2,000
Intercompany receivable 6,553 14 - 10,668 (17,235) - -
Other assets 1,239 914 11 1,883 (1,462) 2,585 4,022
Total assets 21,625 $            37,978 $            1,678 $              66,123 $            (20,488) $          106,916 $         32,249 $
Lines of credit - $                   3,066 $              - $                   - $                   - $                   3,066 $              - $
Accrued expenses and other liabilities 309 3,261 55 3,318 (1,462) 5,481 2,509
Contingent consideration - 3,671 - - - 3,671 -
Long-term debt - 12,413 - 39,000 - 51,413 -
Common stock warrant liability - - - 1,400 - 1,400 -
Repurchase reserve - - - - - - 8,250
Deferred tax liabilities - 1,863 - - (1,791) 72 -
Intercompany payable 10,668 4,203 2,350 14 (17,235) - -
Total liabilities 10,977 $            28,477 $            2,405 $              43,732 $            (20,488) $          65,103 $            10,759 $